==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 8, 2002

             -----------------------------------------------------
                              ECHO BAY MINES LTD.
             -----------------------------------------------------

            (Exact name of registrant as specified in its charter)


     Incorporated under the
         laws of Canada                    1-8542                  None
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                     Identification No.)

            Suite 1210, 10180-101 Street, Edmonton, Alberta T5J 3S4
              (Address of principal executive offices) (Zip Code)

                                (780) 496-9002
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


==============================================================================

Item 5.   Other Events.

     Effective February 13, 2002, Echo Bay Inc., a subsidiary of Echo Bay Mines Ltd. ("Echo Bay" or the "Company"), entered into an agreement with Newmont Mining Corporation ("Newmont") providing for the sale to Newmont of the entire McCoy/Cove complex in Nevada. The agreement was subject to the completion of due diligence by Newmont by July 31, 2002 and called for a payment to the seller of $6 million and the assumption by Newmont of all reclamation and closure obligations at McCoy/Cove.

     On June 9, 2002, two subsidiaries of the Company, Echo Bay Exploration Inc. and Echo Bay Minerals Company, entered into a new asset purchase agreement with a subsidiary of Newmont, Newmont USA Limited, providing for the sale of the McCoy/Cove mine and facilities. The closing of the transaction is subject to, among other conditions, the completion of the previously announced combination of the Company, Kinross Gold Corporation and TVX Gold Inc. In consideration for the purchase of the McCoy/Cove assets, the purchaser agreed to assume all liabilities and obligations relating to the reclamation and remediation required for the McCoy/Cove complex. The new agreement does not result in any cash payment to the Company or any of its affiliates and replaces the agreement dated February 13, 2002.

     Attached hereto and incorporated herein by reference as Exhibit 2.1 is a copy of the asset purchase agreement between Echo Bay and Newmont.

     Attached hereto and incorporated herein by reference as Exhibit 10.1 is the Guaranty whereby Echo Bay has agreed to act as guarantor of the obligations of Echo Bay Exploration Inc. and Echo Bay Minerals Company with regard to the Asset Purchase Agreement dated June 9, 2002.




Item 7.   Exhibits.

Exhibit No.                              Exhibit

    2.1 Asset Purchase Agreement dated June 9, 2002 among Newmont USA Limited, Echo Bay Exploration Inc. and Echo Bay Minerals Company

   10.1          Guaranty dated June 9, 2002 executed by Echo Bay Mines Ltd.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        ECHO BAY MINES LTD.


                                          By: /s/ Lois-Ann L. Brodrick
                                              --------------------------------
                                              Name:  Lois-Ann L. Brodrick
                                              Title: Vice President and
                                                     Secretary

Date: July 8, 2002

                               INDEX TO EXHIBITS


Exhibit No.                         Exhibit

   2.1 Asset Purchase Agreement dated June 9, 2002 among Newmont USA Limited, Echo Bay Exploration Inc. and Echo Bay Minerals Company

  10.1           Guaranty dated June 9, 2002 executed by Echo Bay Mines Ltd.